Shareholders’ Equity/(Deficit)	6 Months Ended
Sep. 30, 2025
Equity [Abstract]
Shareholders’ Equity/(Deficit)

10. Shareholders’ Equity/(Deficit)

Ordinary Shares

As of September 30, 2025, the Company had 168,000,000 ordinary shares authorized. Each holder of ordinary shares shall be entitled to one vote for each share held as of the record date and shall be entitled to receive dividends, when, as and if declared by the shareholders or the Board of Directors. The total ordinary shares issued and outstanding as of September 30, 2025 was 45,960,000 shares.

On January 7, 2025, the Company’s board of directors approved the change in the number of ordinary shares authorized. As a result, the number of shares authorized became 168,000,000. On the same date, the Company’s board of directors approved a sub-division of the ordinary shares issued and outstanding at a ratio of 1:6, which became effective on January 7, 2025. The Company believes it is appropriate to reflect the above transactions on a retroactive basis in accordance with ASC 260. All references made to share or per share amounts herein have been retroactively adjusted to reflect the 1:6 sub-division.

On July 18, 2025, the Company completed its IPO of 3,750,000 ordinary shares at a public offering price of $4.00 per share. The net proceeds to the Company from the IPO, after deducting underwriting discounts and offering expenses payable by the Company, were approximately JPY1,521,213  .